JOHNSON MUTUAL FUNDS TRUST

September 15, 2023

The information in this Supplement amends certain information contained in the Prospectus and Summary Prospectus for the Johnson Mutual Funds Trust (the “Trust”), dated May 1, 2023.

Important Notice Regarding Change in Fund’s Management Fee:

Johnson Investment Counsel, Adviser for the Fund, has agreed to reduce the Management Fee for the Johnson Municipal Income Fund (the “Fund”) from 0.65% to 0.30%. The revised fee information is set forth below:

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.30%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.30%

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual Funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost will be:

	1	3	5	10
	Years	Years	Years	Years
Municipal Income Fund	$31	$97	$169	$381

Important Notice Regarding Change in Fund’s Minimum Initial Investment:

The Board of Trustees (the “Board”) of the Trust has approved the following change in language of the Fund’s minimum initial Investment as noted below:

PURCHASE OR SALE OF FUND SHARES

Shares may be purchased or redeemed at the Fund’s net asset value (NAV) next determined after receipt of your order, by check, wire, electronic bank transfer or exchange. The minimum initial investment for the Fund is $1,000,000. The minimum for additional purchases is $100. You may buy or sell shares on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including holidays. Purchases and redemptions can be made through the Fund’s Transfer Agent, Ultimus Fund Solutions, P.O. Box 46707, Cincinnati, OH 45246-0707. You may contact the Transfer Agent at 833-913-5253 or your Johnson Portfolio Manager at 800-541-0170 for information about how to purchase or redeem Fund shares by wire, electronic bank transfer or exchange.